SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 19, 1996
                    --------------------------------------
                        (Date of earliest event reported)



                             BankAmerica Corporation
                    --------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
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(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
           (Registrant's telephone number, including area code)













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      Item 5.     Other Events.

            Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated December 19, 1996 titled "BA Merchant Services, Inc. Announces Public Offering of 14 Million hares of Class A Common Stock; BankAmerica Corporation Expects $145 Million Fourth-Quarter After-Tax Gain."




      Item 7.  Financial Statements, Pro Forma
               Financial Information and Exhibits.

       (a)     Financial Statements of Businesses Acquired
               Not applicable.

       (b)     Pro Forma Financial Information
               Not applicable.

       (c)     Exhibits


Exhibit
Number         Description
------         -----------

   99          BankAmerica Corporation press release dated
               December 19, 1996 titled "BA Merchant Services,
               Inc. Announces Public Offering of 14 Million Shares of Class A Common Stock; BankAmerica Corporation Expects $145 Million Fourth-Quarter After-Tax Gain."



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BANKAMERICA CORPORATION
                                                (Registrant)



Date:  December 19, 1996
                                      By /s/JOHN J. HIGGINS
                                         ---------------------------
                                         John J. Higgins
                                         Executive Vice President
                                         and Chief Accounting Officer









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